MODIFICATION NO. 9


THIS SEVENTH AMENDMENT AGREEMENT is made as of the 31st day of October, 1996.

B E T W E E N:

	CINEPLEX ODEON CORPORATION
	a corporation incorporated under the
	laws of the Province of Ontario

	("Cineplex")


	- and -


	PLITT THEATRES, INC.
	a corporation incorporated under the
	laws of the State of Delaware

	("Plitt")


	- and -

	CINEPLEX ODEON (QUEBEC) INC.
	RKO CENTURY WARNER THEATRES, INC.
	THE WALTER READE ORGANIZATION, INC.
	PLITT SOUTHERN THEATRES, INC.
	MANBECK THEATRE CORPORATION

	(collectively, the "Guarantors")


	- and -


	THE BANK OF NOVA SCOTIA
	NATIONAL BANK OF CANADA
	THE BANK OF NEW YORK
	ROYAL BANK OF CANADA

	(collectively, the "Banks")

	- and -


	THE BANK OF NOVA SCOTIA
	in its capacity as agent for the Banks
	(the "Agent")


	- and -


	THE BANK OF NOVA SCOTIA
	as operating lender
	(the "Operating Lender")



WHEREAS:

A.Cineplex, Plitt, the Banks and the Agent entered into a credit agreement dated as of 23 June 1994 pursuant to which the Banks established a reducing/revolving term credit facility in favour of Cineplex and Plitt, which agreement has been amended by a Waiver Agreement made as of 25 October 1994, a Second Amendment Agreement made as of 31 March 1995, a Second Waiver Agreement made as of 19 September 1995, a Third Amendment Agreement made as of 30 September
1995, a Consent made as of 15 December 1995, a Fourth Amendment
Agreement made as of 9 February 1996, a Fifth Amendment Agreement made as of 26 March 1996 and a Sixth Amendment Agreement made as of 16 August 1996 (such credit agreement as so amended and as further supplemented, amended, restated or replaced from time to time, the "Credit Agreement").

B.Cineplex and the Operating Lender entered into a letter loan agreement dated 23 June 1994 (as the same may be amended, supplemented, restated or replaced from time to time, the "Operating Credit Agreement") pursuant to which the Operating Lender established in favour of Cineplex a revolving operating credit facility.

C.Pursuant to the Credit Agreement and the Operating Credit Agreement, each of the Guarantors has provided a Guarantee.

D.Cineplex has requested that certain provisions of the Credit Agreement be amended to permit minor amendments to its proposed new business operation in Budapest, Hungary which was previously approved, to permit further international developments and to permit the granting of liens in certain circumstances to landlords of leased theatre locations.

E.The Banks and the Operating Lender have agreed to such requests on the terms set forth herein and the parties hereto are entering into to this Agreement to evidence their agreement with respect to such requests, to set forth the terms and conditions upon which such agreements by the Banks and the Operating Lender are made and to deal with the other matters set forth herein.

NOW THEREFORE in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1 - Interpretation	Capitalized terms used herein, unless
otherwise defined or indicated herein, have the respective meanings ascribed thereto in the Credit Agreement. This Agreement amends the Credit Agreement effective from and after the date hereof. This Agreement and the Credit Agreement shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one agreement.

Section 2 - Amendment to Definitions	Section 1.01 of the Credit
Agreement is amended by adding the following provision as Section
1.01(bbb.1):

	"(bbb.1)	"International Exhibition Business" means the
 construction, ownership, operation and management of feature length motion picture exhibition theatres and associated in-theatre concession facilities outside the United States of America and Canada and entertainment complexes outside the United States of America and Canada which include motion picture exhibition theatres owned or operated by Cineplex, Plitt, any Restricted Subsidiary or any Related Party."

	Section 1.01 of the Credit Agreement is amended by adding the following provision as Section 1.01(bbb.2):

	"(bbb.2)	"International Structuring Arrangement" means
 any arrangement relating to any activity in the International Exhibition Business by Cineplex, any Subsidiary of Cineplex, or any Affiliate of either pursuant to which such entity incurs liabilities or obligations, whether contingent or otherwise, if such arrangements do not otherwise constitute an Investment hereunder."

	Section 1.01 of the Credit Agreement is amended by adding the following provision as Section 1.01(bbb.3):

	"(bbb.3)	"International Structuring Mismatched Arrangement"
 means an International Structuring Arrangement which, had it been structured such that it constitutes an Investment hereunder, would have been a Mismatched International Investment and/or a Non-Repatriation International Investment."

	Section 1.01 of the Credit Agreement is amended by adding the following provision as Section 1.01(nnn.1):

	"(nnn.1)	"Mismatched International Investment" means, at
 any time, each Investment by Cineplex, Plitt, a Restricted Subsidiary or a Related Party, as applicable, in the International Exhibition Business in respect of which, at such time:

		(i)	the operating costs (calculated without inclusion
 of amounts for depreciation and amortization) of the business relating to such Investment which are denominated and payable in a currency other than the currency in which the revenues generated from such business are denominated and received;

		exceed,

		(ii)	15% of the total operating costs (calculated
 without inclusion of amounts for depreciation and amortization) of such business;unless the currency risks associated with such Investment have been hedged to the reasonable satisfaction of the Agent, in which case such Investment shall not be considered to be a Mismatched International Investment for the purposes of this Agreement."

	Section 1.01 of the Credit Agreement is amended by adding the following provision as Section 1.01(qqq.1):

	"(qqq.1)	"Non-Repatriation International Investment" means,
at any time, each Investment by Cineplex, Plitt, a Restricted Subsidiary or a Related Party, as applicable, in the International Exhibition Business in respect of which, at such time, some difficulty exists, or is likely to exist, in paying, transferring or otherwise distributing the revenues, profits or income therefrom to Cineplex, Plitt, such Restricted
Subsidiary or such Related Party, as the case may be, to the extent that such payment, transfer or distribution is to be made outside the jurisdiction of its origin."

	Section 1.01 of the Credit Agreement is amended by amending the definition of "Permitted Indebtedness" in subsection 1.01(uuu) thereof by deleting the word "and" at the end of subparagraph (xi) thereof, by deleting the period at the end of subparagraph (xii) thereof and replacing it with "; and" and by adding the following provision as subparagraph (xiii) thereof:

	"(uuu) (xiii)	Indebtedness of Cineplex, Plitt or a Restricted
Subsidiary in respect of Permitted Landlord Arrangements."

	Section 1.01 of the Credit Agreement is amended by adding the following provision as Section 1.01(uuu.1):

	"(uuu.1)	"Permitted International Exhibition Business
Investment" means Investments by Cineplex, Plitt, a Restricted Subsidiary or a Related Party in the International Exhibition Business to the extent that the following criteria are met with respect to such Investments:


		(i)	not more than U.S. $10,000,000, in the aggregate
(herein, the "International Limit"), may be expended on all such Investments;

	(ii)	not more than U.S. $4,000,000, in the aggregate, of the
 International Limit may be expended for or held in Mismatched
 International Investments;

	(iii)	not more than U.S. $2,000,000, in the aggregate, of the
 International Limit may be expended for or held in Non-Repatriation International Investments; and

	(iv)	at no time may Investments be made in more than five
 locations which are Mismatched International Investments and/or
 Non-Repatriation International Investments.

		Notwithstanding anything else contained in this
 Agreement:

	(v)	if Cineplex or any Subsidiary of Cineplex, or any
 Affiliate of either, enters into or becomes subject to any International Structuring Mismatched Arrangement, then the aggregate amount of the liabilities or obligations associated with such International Structuring Arrangement shall be deemed, as applicable, to be a Mismatched International Investment or a Non-Repatriation International Investment and (A) if such International Structuring Mismatched Arrangement is not made in conjunction with an Investment, the International Structuring Mismatched Arrangement shall be deemed to be an Investment in the amount of U.S. $500,000, (B) if such International Structuring Mismatched Arrangement is made in conjunction with an Investment in an amount less than U.S. $500,000, the International Stucturing Mismatched Arrangement shall be deemed to be an Investment in the amount of U.S. $500,000, and (C) if such International Structuring Arrangement is made in conjunction with an Investment in an amount in excess of U.S. $500,000, the International Structuring Mismatched Arrangement shall not be deemed to be an Investment, but, for greater certainty, the amount of such Investment shall be included for all purposes of this Agreement; and

	(vi)	at any time when the aggregate (without duplication) of
 earnings before interest, taxes, depreciation and amortization for all Permitted International Exhibition Business Investments, deemed Investments as contemplated in paragraph (v) above and International Structuring Arrangements (whether such aggregate amount is positive or negative) exceeds 10% of Cash Flow attributable on a reasonable basis to the North American operations of Cineplex on a consolidated basis for a comparable period, then no further Investments in the International Exhibition Business or International Structuring Arrangements shall be permitted hereunder.

	Section 1.01 of the Credit Agreement is amended by amending the definition of "Permitted Investments" in subsection 1.01(vvv) thereof by deleting the word "and" at the end of subparagraph (xi) thereof, by deleting the period at the end of subparagraph (xii) thereof and replacing it with "; and" and by adding the following provision as subparagraph (xiii) thereof:

	"(vvv) (xiii)	Permitted International Exhibition Business
 Investments."

	Section 1.01 of the Credit Agreement is amended by adding the following provision as Section 1.01(vvv.1):

	"(vvv.1)	"Permitted Landlord Arrangements" means an
 arrangement entered into between Cineplex, Plitt or a Restricted Subsidiary and the landlord of a theatre location leased to and operated by Cineplex, Plitt or such Restricted Subsidiary which, in substance, provides an advance of moneys to Cineplex, Plitt or such Restricted Subsidiary, as applicable, which moneys are expended for furniture, fixtures and equipment used for such theatre location, provided however, that the aggregate amount of moneys provided to Cineplex, Plitt and any Restricted Subsidiary under all Permitted Landlord Arrangements shall not exceed U.S. $10,000,000."

	Section 1.01 of the Credit Agreement is amended by amending the definition of "Permitted Liens" in subsection 1.01(www) thereof by deleting the word "and" at the end of subparagraph (xv) thereof, by deleting the period at the end of subparagraph (xvi) thereof and replacing it with "; and" and by adding the following provision as subparagraph (xvii) thereof:

	"(www) (xvii)	Liens granted to secure Permitted Landlord
 Arrangements hereof to the extent only that such Liens relate to the property and assets acquired with funds advanced by the landlord under such Permitted Landlord Arrangements."

Section 3 - Amendment to Security

	Section 5.01 of the Credit Agreement is amended by adding the word "and" after the semi-colon in subsection (l) thereof and by adding the following provision as subsection (m) thereof:

	"(m)	to the extent possible with respect to all Permitted
 International Exhibition Business Investments, security documentation and guarantees parallel in scope to that required for Restricted Subsidiaries hereunder, duly registered, filed or recorded in all relevant jurisdictions."

Section 4 - Amendment to Reporting Requirements

	The Credit Agreement is amended by adding the following provision as Section 7.01(b.1) thereof:

	"(b.1)	as soon as possible, but in any event within 45 days after
 the end of each fiscal quarter of Cineplex (including the fourth quarter), detailed reports setting forth, as at the end of such quarter, the aggregate amount of expenditures made or commitments entered into in relation to Investments in the International Exhibition Business, with separate reporting of the aggregate of all such amounts or commitments in relation to Mismatched International Investments and Non-Repatriation International Investments;"

Section 5 - Amendment to Negative Covenants	The Credit Agreement is
 amended by adding the following sentence to the end of Section 8.04
 thereof:	"For avoidance of doubt, to the extent that any Investment
 in the International Exhibition Business (or any part thereof) relates to a facility which includes ancillary and/or complimentary activities such as (without limitation) games rooms, virtual reality centres and sporting facilities, such Investment or, as applicable, the portion thereof reasonably attributable to such facilities, shall be considered to be an Ancillary Facility for all purposes of this Agreement including, without limitation, the limitations on Investments in Ancillary Facility as set forth herein."

	The Credit Agreement is amended by adding the following provision as Section 8.13 thereof:

	"Section 8.13   Permitted Landlord Arrangements:  None of
 Cineplex, Plitt, any Subsidiary or any Related Party will enter into any arrangements with a landlord of a theatre location if such arrangement is in substance an advance by the landlord of moneys to such party to enable it to acquire furniture, fixtures and/or equipment for use in such theatre location unless such arrangement is a Permitted Landlord Arrangement."

Section 6 - Consent to Budapest, Hungary Project	Subject to and
 in accordance with the provisions of this Agreement and the Credit Agreement, the Banks agree to permit Cineplex to enter into the transactions relating to a proposed exhibition location in Budapest, Hungary strictly on the terms and conditions of the deal memorandum attached hereto as Appendix A. It is acknowledged and agreed that such transactions shall constitute a Permitted International Exhibition Business Investment, subject to all of the terms and conditions of the Credit Agreement (as amended by, inter alia, this Seventh Amendment Agreement).

Section 7 - Conditions Precedent to Effectiveness of this Amendment
 Agreement
	This Seventh Amendment Agreement shall only become
 binding on the Banks upon satisfaction of the following conditions
 precedent:(a)	receipt by the Agent of evidence, in form and
 substance satisfactory to the Agent and its counsel, that all terms, conditions and provisions relating to the subject matter of this Seventh Amendment Agreement are permitted under the Senior Subordinated Indenture; and

(b)	execution of this Seventh Amendment Agreement by the Super
 Majority Banks in accordance with Section 12.01(ii) of the Credit
 Agreement.

Section 8 - Confirmation by Guarantors
	Each Guarantor confirms that the Guarantee and Collateral made or granted by it pursuant to the Credit Agreement and the Operating Credit Agreement remain in full force and effect notwithstanding the amendments and supplements to Credit Agreement herein contained.

Section 9 - Continuing Effect of Agreements

	Except as amended by this Agreement, the Credit Agreement and the Operating Credit Agreement shall remain in full force and effect, without amendment, and each is hereby ratified and confirmed.

Section 10 - Counterparts
	This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument and shall be effective on the date when each of the parties hereto has signed a copy hereof and shall have delivered the same to the Agent.


	EXECUTED AND EFFECTIVE as of the date first written above.


THE BANKS
---------

THE BANK OF NOVA SCOTIA               NATIONAL BANK OF CANADA
By: K. Lehner                         By:  L. Shain

THE BANK OF NEW YORK	               		ROYAL BANK OF CANADA
By: Geoffrey C. Brooks		             	By:  M. Waiser

THE BANK OF NOVA SCOTIA, as Agent	    THE BANK OF NOVA SCOTIA, as
By: J. Hall			                       	Operating Lender
                                 					By: K. Lehner

THE BORROWERS
-------------

CINEPLEX ODEON CORPORATION	           PLITT THEATRES, INC.
By: Ellis Jacob	                    		By: Ellis Jacob

EACH OF THE UNDERSIGNED hereby acknowledges and agrees to and accepts the terms and conditions set forth in this Agreement as of the date first written above.

THE GUARANTORS
--------------

CINEPLEX ODEON CORPORATION            	PLITT THEATRES, INC.
By: Ellis Jacob		                     	By: Ellis Jacob

RKO CENTURY WARNER                     THE WALTER READE ORGANIZATION, INC
THEATRES, INC.
By: Ellis Jacob		                     	By: Ellis Jacob

PLITT SOUTHERN THEATRES,              	MANBECK THEATRE CORPORATION
INC.
By: Ellis Jacob	                     		By: Ellis Jacob

CINEPLEX ODEON (QUEBEC) INC.
By: Ellis Jacob